Derivatives and Hedging	12 Months Ended
Dec. 31, 2013
Derivatives and Hedging
Derivatives and Hedging

10.  Derivatives and Hedging

We periodically use interest rate swaps to manage interest rate risk associated with our variable rate floor plan debt. We are party to interest rate swap agreements through December 2014 pursuant to which the LIBOR portion of $300.0 million of our floating rate floor plan debt is fixed at a rate of 2.135% and $100.0 million of our floating rate floor plan debt is fixed at a rate of 1.55%. We may terminate these agreements at any time, subject to the settlement of the then current fair value of the swap arrangements.

We used Level 2 inputs to estimate the fair value of the interest rate swap agreements. As of December 31, 2013 and 2012, the fair value of the swaps designated as hedging instruments was estimated to be a liability of $7.7 million and $14.3 million, respectively. During 2013 and 2012, there was no hedge ineffectiveness recorded in our income statement. During the year ended December 31, 2013, the swaps increased the weighted average interest rate on our floor plan borrowings by approximately 31 basis points.

Our commercial vehicle business sells vehicles and parts purchased from manufacturers in the U.S., Germany, and the U.K. In order to protect against exchange rate movements, we enter into forward foreign exchange contracts against anticipated cash flows. The contracts are timed to mature when major shipments are scheduled to arrive in Australia and when receipt of payment from customers is expected. We classify our forward foreign exchange contracts as cash flow hedges and state them at fair value. We used Level 2 inputs to estimate the fair value of the forward foreign exchange contracts. The fair value of the contracts designated as hedging instruments was estimated to be an asset of $2.2 million as of December 31, 2013.